Business Combination	12 Months Ended
Dec. 31, 2025
Business Combination [Abstract]
BUSINESS COMBINATION

Note 3 – BUSINESS COMBINATION

Acquisition of Beijing Jingshi

On April 30, 2024, the Company completed the acquisition of 60% equity interest of Beijing Jingshi Commercial Management Co., Ltd. (“Beijing Jingshi”) for a total cash consideration of RMB 707,040 (approximately $99,495). Beijing Jingshi is primarily engaged in providing commercial real estate property management services to customers in the PRC.

The transaction was accounted for as a business combination using the purchase method of accounting in accordance with ASC 805-10-20. The purchase price allocation of the transaction was determined by the Company with the assistance of an independent appraisal firm based on the fair value of the assets acquired and liabilities assumed as of the acquisition date.

The following table presents the purchase price allocation to assets acquired and liabilities assumed for Beijing Jingshi as of the acquisition date. The non-controlling interest represents the fair value of the 40% equity interest not held by the Company:

As of April 30, 2024
Cash and cash equivalent	$16,047
Prepayment and other current assets	242,197
Other receivable	73,177
Property and equipment, net	317,072
Right-of-use operating lease assets, net	2,641,830
Accounts payable	(370,175)
Taxes payable	370
Other payable	(611,568)
Other liabilities	(19,366)
Operating lease liabilities	(2,667,990)
Fair value of non-controlling interest	151,362
Goodwill	326,538
Total purchase price consideration	$99,495

The goodwill is mainly attributable to the excess of the consideration paid over the fair value of the net assets acquired that cannot be recognized separately as identifiable assets under U.S. GAAP. Goodwill is not amortized and is not deductible for tax purposes. Due to operating loss of Beijing Jingshi during fiscal year 2024, goodwill of $326,538 has been fully impaired.

The fair value of the non-controlling interest in Beijing Jingshi was determined based on the purchase price allocation report prepared by an independent third-party appraiser by using discount cash flow model.

The amounts of revenue and net loss included in the Company’s consolidated statement of operations from the acquisition date to December 31, 2024 are as follows:

From acquisition date to December 31, 2024
Net revenue	$512,156

Net loss	$(131,838)

Acquisition of Vigour Management Limited

In order to strengthen the Company’s commercial real estate property management business line, on November 15, 2024, the Company completed the acquisition of 90% equity interest of Vigour Management Limited (“Vigour”). Vigour is a newly formed entity in 2024 without active business operations prior to the acquisition. Total consideration for acquisition of 90% equity interest in Vigour is $900 (900 ordinary shares at $1.00 per share). The remaining 10% equity interest is held by an unrelated party, Winzone Management Limited. After the acquisition, the Company invested $2.03 million to increase the paid-in capital of Vigour. As of December 31, 2025, Vigour did not have active business operation but will be involved in commercial real estate property management going forward.